FPA New Income, Inc. (FPNIX)

Supplement dated April 19, 2021 to the

Prospectus dated January 28, 2021

This Supplement amends information in the Prospectus for the FPA New Income, Inc. (the “Fund”), dated January 28, 2021.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective March 31, 2021, the section titled “Fees and Expenses of the Fund” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)(as a petrcentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%
Expense Reimbursement[1]	0.10%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.47%

1 First Pacific Advisors, LP (The "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.47% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through March 31, 2022. This agreement may only be terminated earlier by the Fund's Board of Directors (the "Board") or upon termination of the Advisory Agreement.

Effective March 31, 2021, on page 23 of the Prospectus, in the section titled “Management of the Fund – Investment Adviser,” the second sentence of the second paragraph beginning, “In addition, as of as of December 18, 2020 . . .” is replaced in its entirety with the following:

In addition, as of March 31, 2021, the Adviser has contractually agreed to reimburse expenses in excess of 0.47% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through March 31, 2022.

PLEASE RETAIN FOR FUTURE REFERENCE.

FPA New Income Fund, Inc. (FPNIX)

Supplement dated April 19, 2021 to the

Statement of Additional Information dated January 28, 2021

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA New Income Fund, Inc. (the “Fund”) dated January 28, 2021. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective March 31, 2021, on page 42 of the SAI, in the section titled “Investment Advisory and other Services– Investment Adviser,” the first sentence of the fifth paragraph beginning, “As of December 18, 2020, the Adviser . . .” is replaced in its entirety with the following:

As of March 31, 2021, the Adviser has contractually agreed to reimburse expenses in excess of 0.47% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through March 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE